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EXHIBIT 23.1

DAVIDSON & COMPANY                 A Partnership of Incorporated Professionals
           __Chartered Accountants____________________________________________







                       INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in this Registration Statement on Form S-8 of Comcam, Inc. (formerly Bullet Environmental Technologies, Inc.) of our report dated May 10, 2002 appearing in the Annual Report on Form 10-KSB of Bullet Environmental Technologies, Inc. for the year ended February 28, 2002.


                                                          "DAVIDSON & COMPANY"


Vancouver, Canada                                        Chartered Accountants

September 26, 2002













                          A Member of INTERNATIONAL
                          =========================

                 1200 - 609 Granville Street, P.O. Box 10372,
                Pacific Centre, Vancouver, BC, Canada, V7Y 1G6
                Telephone (604) 687-0947   Fax (604) 687-6172


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